UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒ Definitive Proxy Statement.

☐ Definitive Additional Materials.

☐ Soliciting Material Pursuant to §240.14a-12.

GREENPRO CAPITAL CORP.

(Name of Registrant As Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Greenpro Capital Corp.

B-23A-02, G-Vestor Tower,

Pavilion Embassy, 200 Jalan Ampang,

50450 W.P. Kuala Lumpur, Malaysia

NOTICE OF ANNUAL

MEETING OF STOCKHOLDERS

To Be Held On November 22, 2024

Dear Stockholders:

You are hereby notified that the Annual Meeting of Stockholders of Greenpro Capital Corp., a Nevada corporation (together with its subsidiaries, the “Company, “we”, “us” or “our”), will be held at 10:00 a.m. on November 22, 2024 (local time), at the offices of the Company at B-23A-02, G-Vestor Tower, Pavilion Embassy, 200 Jalan Ampang, 50450 W.P. Kuala Lumpur, Malaysia, for the following purposes:

1.	To elect our directors. Our Board of Directors intends to present for election the following seven nominees: (1) Chew, Chee Wah (“Mr. Chew”), (2) Chuchottaworn, Srirat (“Ms. Chuchottaworn”), (3) Han, Mean Kwong (“Mr. Han”), (4) Lee, Chong Kuang (“Mr. Lee”), (5) Loke, Che Chan Gilbert (“Mr. Loke”), (6) Sheth, Prabodh Kumar Kantilal H. (“Mr. Sheth”), and (7) Wong, Christopher Yu Nien (“Mr. Wong”);

2.	To ratify the appointment of JP CENTURION & PARTNERS PLT (“Centurion”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees to our Board, and “FOR” Proposal 2 and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Our Board of Directors has fixed the close of business on October 11, 2024 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, and only holders of record of shares of Common Stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

Only stockholders and guests of the Company may attend and be admitted to the Annual Meeting. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement that confirms that you are the beneficial owner of those shares.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to be present at the Annual Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors of
Greenpro Capital Corp.

/s/ Lee Chong Kuang
Lee Chong Kuang
Chief Executive Officer

October 15, 2024

Greenpro Capital Corp.

B-23A-02, G-Vestor Tower,

Pavilion Embassy, 200 Jalan Ampang,

50450 W.P. Kuala Lumpur, Malaysia

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 22, 2024

The enclosed Proxy is solicited by the Board of Directors (the “Board of Directors”) of Greenpro Capital Corp, a Nevada corporation, for use at our Annual Meeting of Stockholders (the “Meeting”) to be held on Friday, November 22, 2024 at the offices of the Company at B-23A-02, G-Vestor Tower, Pavilion Embassy, 200 Jalan Ampang, 50450 W.P. Kuala Lumpur, Malaysia and any adjournments thereof. The Board of Directors has set the close of business on October 11, 2024, as the record date (the “Record Date”) for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person. It is anticipated that this Proxy Statement will be mailed to our stockholders on or about October 17, 2024. References to the “Company,” “us,” “we,” or “our,” refer to Greenpro Capital Corp.

The Annual Meeting is for the purpose of considering and voting:

1.	To elect the directors. Our Board of Directors intends to present for election the following seven nominees: (1) Chew, Chee Wah (“Mr. Chew”), (2) Chuchottaworn, Srirat (“Ms. Chuchottaworn”), (3) Han, Mean Kwong (“Mr. Han”), (4) Lee, Chong Kuang (“Mr. Lee”), (5) Loke, Che Chan Gilbert (“Mr. Loke”), (6) Sheth, Prabodh Kumar Kantilal H. (“Mr. Sheth”), and (7) Wong, Christopher Yu Nien (“Mr. Wong”);

2.	To ratify the appointment of JP CENTURION & PARTNERS PLT (“Centurion”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

In the event that a quorum is not present at the annual meeting, you may also be asked to vote upon a proposal to adjourn or postpone the annual meeting to solicit additional proxies.

Record Date

Only stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 7,575,813 shares of our common stock, par value $.0001 per share (“Common Stock”), were issued and outstanding. The holders of our Common Stock are entitled to one vote per share.

Voting Rights and Quorum

Each share of our common stock is entitled to one vote. The presence in person or representation by proxy of holders of at least one third of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a quorum at the annual meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for the transaction of all business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event that a quorum is not present at the annual meeting, it is expected that the annual meeting will be adjourned or postponed to solicit additional proxies.

Vote Required

Each item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. Directors are elected by a plurality of the votes cast by stockholders entitled to vote for directors at the Meeting. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will have the same effect as a vote cast against such director. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention will have the same effect as a vote cast against a proposal. Under Nevada law, a broker non-vote will be treated as not being voted and will have the same effect as a vote cast against a proposal.

A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner, your broker, bank, or other holder of record has discretion to vote your shares on the proposals to ratify the appointment of Centurion as our independent registered public accounting firm if the holder of record does not receive voting instructions from you. However, such holder of record may not vote your shares on the election of directors without your voting instructions on those proposals. Accordingly, without your voting instructions on those proposals, a broker non-vote will occur. We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the annual meeting.

Voting and Revocation of Proxies

After carefully reading and considering the information contained in this proxy statement, you may attend the annual meeting and vote your shares in person, by telephone or over the Internet. You may also grant your proxy to vote by returning a signed, dated and marked proxy card, by telephone or over the Internet.

Unless you specify to the contrary, all of your shares represented by valid proxies will be voted.

●	“FOR” all director nominees; and

●	“FOR” the appointment of Centurion as our independent registered public accounting firm.

The persons you name as proxies may propose and vote for one or more adjournments or postponements of the annual meeting, including adjournments or postponements to permit further solicitations of proxies. Such proxy holders may also vote in its discretion on any other matters that properly come before the annual meeting.

Until exercised at the annual meeting, you can revoke your proxy and change your vote in any of the following ways:

●	by delivering written notification to us at our principal executive offices at B-23A-02, G-Vestor Tower, Pavilion Embassy, 200 Jalan Ampang, 50450 W.P. Kuala Lumpur, Malaysia, Attention: Corporate Secretary;

●	by changing your vote or revoking your proxy by telephone or over the Internet;

●	if you hold shares in your name, by attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

●	if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions; or

●	if you hold shares in street name with your broker or by a nominee, by obtaining a legal proxy from the institution that holds your shares, attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

If you decide to vote by completing, signing, dating and returning a proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy.

Solicitation of Proxies

The accompanying proxy is being solicited by our Board of Directors. The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following table sets forth, as of October 11, 2024, the Record Date, certain information concerning the beneficial ownership of our common stock by (i) each stockholder known by us to own beneficially five percent or more of our outstanding common stock or series a common stock; (ii) each director; (iii) each named executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within sixty (60) days through the conversion or exercise of any convertible security, warrant, option, or other right. More than one (1) person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within sixty (60) days, by the sum of the number of shares outstanding as of such date. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown.

The calculations in the table below are based on 7,575,813 shares of our Common Stock, issued and outstanding as of the Record Date.

Name of Beneficial Owner	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(2)

Directors and Executive Officers(1)

Lee, Chong Kuang(3) Chief Executive Officer, President and Director	1,739,034	22.96%

Loke, Che Chan Gilbert(4) Chief Financial Officer, Secretary, Treasurer and Director	1,405,084	18.55%

Sheth, Prabodh Kumar Kantilal H	-	-
Non-executive Director

Chuchottaworn, Srirat Independent Director	122,250	1.61%

Chew, Chee Wah Independent Director	3,632	* %

Han, Mean Kwong
Independent Director	-	-

Wong, Christopher Yu Nien Independent Director	1,396	* %

Yap, Pei Ling(3)(5) Officer	165,915	2.19%

Chen, Yanhong(6) Officer	2,640	* %

All directors and officers as a group (9) persons named above)	3,439,951	45.41%

Principal Shareholders	-	-

Other owners of the Company	4,135,862	54.59%

Total	7,575,813	100.00%

* Less than 1% of our total issued and outstanding Common Stock as of the Record Date.

(1)	Except as otherwise set forth below, the business address of our directors and executive officers is B-23A-02, G-Vestor Tower, Pavilion Embassy, 200 Jalan Ampang, 50450 W.P. Kuala Lumpur, Malaysia.

(2)	Based on 7,575,813 shares of Common Stock outstanding as of the Record Date, together with securities exercisable or convertible into shares of Common Stock within 60 days of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of the Record Date, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Comprises 1,739,034 shares of our Common Stock held by Mr. Lee, Chong Kuang and 165,915 shares of our Common Stock held by his spouse, Ms. Yap, Pei Ling, a director of two of our subsidiaries. In the aggregate of the shares held by Mr. Lee and Ms. Yap, 1,904,949 shares or 25.15% of total issued and outstanding shares of Common Stock as of the Record Date.

(4)	Comprises 1,065,084 shares of our Common Stock held by Mr. Loke, Che Chan Gilbert, and 200,000 shares of our Common Stock held by Mr. Loke’s son, Loke, Sebastian Mun Foo and 140,000 shares of our Common Stock held by Mr. Loke’s another son, Loke, Mun Hang Conrad, respectively. Mr. Loke and his sons collectively hold 1,405,084 shares or 18.55% of total issued and outstanding shares of Common Stock as of the Record Date.

(5)	Ms. Yap, Pei Ling, is spouse of Mr. Lee, Chong Kuang and a shareholder of the Company and a director of two of our subsidiaries, Asia UBS Global Limited (Belize) and Asia UBS Global Limited (Hong Kong), respectively.

(6)	Ms. Chen, Yanhong, is a shareholder of the Company and a director of our subsidiaries, Greenpro Management Consultancy Limited, Shenzhen Falcon Financial Consulting Limited, Falcon Corporate Services Limited, Falcon Accounting & Secretaries Limited and Greenpro Financial Consulting (Shenzhen) Limited (formerly known as Greenpro Synergy Network (Shenzhen) Limited), respectively.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors has approved the persons named below as nominees for election to our Board of Directors. All nominees presently serve as directors. Proxies will be voted for the election as directors for the ensuing year of the persons named below (or if for any reason unavailable, of such substitutes as our Board of Directors may designate). Our Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Nominee Name	Age	Positions and Offices

Lee, Chong Kuang	51	President, Chief Executive Officer, Director
Loke, Che Chan Gilbert	69	Chief Financial Officer, Secretary, Treasurer, Chairman of the Board
Sheth, Prabodh Kumar Kantilal H.	61	Director
Chuchottaworn, Srirat (1)	56	Director
Chew, Chee Wah (1)(2)(3)	60	Director
Han, Mean Kwong (1)(2)(3)	69	Director
Wong, Christopher Yu Nien (1)(2)(3)	49	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Lee, Chong Kuang, age 51, has served as our Chief Executive Officer, President, and Director since July 19, 2013. During the period of July 19, 2013, to June 5, 2019, he served as Chairman of the Board. From 2003 until January 2015, Mr. Lee served as a director of Asia UBS Global Ltd, a Hong Kong company, which he founded in 2003. He served as director, Chief Financial Officer and Treasurer of Odenza Corp. from February 4, 2013, to April 29, 2016. He also served as the Chief Financial Officer and director of Moxian Corporation from October 2012 until December 2014. Mr. Lee served as director of Greenpro Talents Ltd. from November 16, 2015, to June 6, 2017. Mr. Lee served as director of GC Investment Management Limited, which is the investment manager of Greenpro Asia Strategic SPC, since April 6, 2016. From 1997 to 2000, Mr. Lee worked at K. Y. Ho & Co, Chartered Accountants. He began his professional career with Siva Tan & Co., a Chartered Accountant firm in Malaysia in 1995 where he remained until 1997. As a qualified member of the ACCA and Malaysia Institute of Accountants, Mr. Lee earned his professional qualification from the Hong Kong Institute of Certified Public Accountants and extended his professional services covering accounting, tax, corporate structuring planning with special focus in cross-border client nature, in addition to his accounting software businesses. Mr. Lee established the Cross-Border Business Association (CBBA) – a NGO (Non-Government Organization) established under Hong Kong Society Act - to provide information and professional advice in Cross Border Business for its investment members. For the Cross-Border Investment especially in the mining resources companies which are growing fast since 2011, Mr. Lee continues to support its clients by using cloud platform to strengthen its clientele using technology advancement and models such as SaaS, PaaS, etc., for accounting and management solution purposes. Mr. Lee brings to the Board of Directors his business leadership, corporate strategy and accounting and financial expertise.

Loke, Che Chan Gilbert, age 69, has served as our Chief Financial Officer, Treasurer and Director since inception on July 19, 2013. Effective from June 6, 2019, he serves as Chairman of the Board. Mr. Loke has extensive knowledge in accounting and has been an accountant for more than 35 years. He was trained and qualified with UHY (formerly known as Hacker Young), Chartered Accountants, one of the large accounting firms based in London, England between 1981 and 1988. His extensive experience in auditing, accounting, taxation, SOX compliance and corporate listing has prompted him to specialize in corporate advisory, risk management and internal controls serving those small medium-sized enterprises. From September 1999 until June 2013, Mr. Loke served as an adjunct lecturer in ACCA P3 Business Analysis at HKU SPACE (HKU School of Professional and Continuing Education), which is an extension of the University of Hong Kong and provides professional and continuing education. Mr. Loke worked as an independent, non-executive director of ZMay Holdings Limited, a public company listed on the Hong Kong Stock Exchange from January 2008 to July 2008 and as Chief Financial Officer for Asia Properties Inc. from May 31, 2011, to March 28, 2012, and Sino Bioenergy Inc., with both companies listed on the OTC Markets in the US, from 2011 to 2012. Mr. Loke has served as the Chief Executive Officer and a director of Greenpro Resources Corporation since October 16, 2012. He has also served the Chief Executive Officer and a director of Moxian Corporation from October 2012 until December 2014. Mr. Loke served as an independent director of Odenza Corp. from February 2013 to May 2015. He has also served as the Chief Financial Officer, Secretary, Treasurer, and a director of CGN Nanotech, Inc. from September 4, 2014, to September 28, 2016. Mr. Loke served as director of Greenpro Talents Ltd. from November 16, 2015 to June 6, 2017. Mr. Loke served as director of GC Investment Management Limited, which is the investment manager of Greenpro Asia Strategic SPC, since April 6, 2016. Mr. Loke earned his degree of MBA from Bulacan State University, Philippines, and earned his professional accountancy qualifications from the ACCA, AIA and HKICPA. He also earned other professional qualifications from the HKICS, ICSA as Chartered Secretary, FPAM - Malaysia as Certified Financial Planner, ATIHK as tax adviser in Hong Kong and CWM Institute as Chartered Wealth Manager in Hong Kong. Mr. Loke brings to the Board of Directors accounting and financial expertise and business leadership.

Sheth, Prabodh Kumar Kantilal H, age 61, joined us as an Independent Director of the Company on March 1, 2024. On May 31, 2024, the Board re-designated Mr. Sheth from an Independent Director to a Non-executive Director and Mr. Sheth resigned from his positions as chairman of the Board’s Audit Committee and Compensation Committee and member of the Nominating and Corporate Governance Committee effective June 1, 2024. Mr. Sheth is a Chartered Public Accountant with the American Institute of Certified Public Accountants. Mr. Sheth has over 30 years of experience in accounting, auditing, business advisory, computer risk management, IT, and executive management. He started his career at Arthur Andersen & Co., an American accounting firm from December 1986 to August 1996 as senior manager serving in its Los Angeles office and Kuala Lumpur office for 6 years and 4 years, respectively. During his tenure there, Mr. Sheth’ key roles were to provide audit and assurance services for both public and private companies and to build up a computer risk management division. From August 1996 to June 2008, Mr. Sheth served as executive director as well as investor of Com-Line Systems Sdn. Bhd., a Malaysia company specializing in the development of standard application packages and providing turnkey solution development services. In this role, he supervised the whole process of project delivery from product development, system implementation, sales and marketing, finance, human resources, and operations. From July 2008 to December 2016, he served as Chief Executive Officer of Clever Edge Sdn. Bhd., a Malaysia company principally provides IT services and consulting services in accounting systems. Since May 2016, Mr. Sheth has served as Chief Executive Officer and director of ICEE International Sdn. Bhd., a Malaysia company specializing in energy savings and provides an autonomous climate-tech solution for chiller optimalization. Since May 2022, he has served as Chief Operating Officer of Cognitive Digital Sdn. Bhd., a Malaysia company providing technical and advisory support for the clients in their digital transformation projects and planning for optimizing allocation of resources. Mr. Sheth earned a bachelor’s degree of science in accounting from Illinois State University in 1986. Mr. Sheth brings to the Board of Directors his significant senior executive leadership experience, as well as relevant experience in auditing and assurance, risk management, information technology and product development.

Chuchottaworn, Srirat, age 56, joined us as an Independent Director on October 18, 2015. Ms. Chuchottaworn has more than 20 years in the IT and consulting business. In 1997, she became an SAP consultant for finance and controlling (FI/CO) and held a certificate of FI/CO. In 2004, she founded I AM Group and has been the group director since then. She is an experienced project manager and holds multiple SAP certifications. She earned a bachelor’s degree in engineering from the King Monkut’s Institute of Technology Ladkrabang and Master of Science in Information Technology from the Chulalongkorn University. Ms. Chuchottaworn brings to the Board her business leadership and experience and familiarity with conducting business in Thailand.

Chew, Chee Wah, age 60, joined us as an Independent Director of the Company on June 1, 2024. Mr. Chew is a fellow member of the Association of Taxation and Management Accountants (ATMA), Australia. Mr. Chew has over 30 years of experience in corporate management, advisory and restructuring. He started his career at Crestline Corporation Sdn. Bhd., a Malaysian company providing general contracting, computer equipment and printing services, as one of the co-founders and a director from January to October in 1985 and subsequently founded another Malaysian company, Unique Computer House Sdn. Bhd., specializing in computer hardware and software selling, as a major shareholder and director from October 1985 to December 1990. From July 1993 to September 2008, Mr. Chew served as an advisor in both public and private entities including a role of personal advisor to managing director in Shougang Concord Grand (Group) Limited (0730.HK), a company listed on the Main Board (the “Main Board”) of the Stock Exchange of Hong Kong Limited (the “SEHK”) for the year of 1993 and Shenzhen International Holdings Limited (0152.HK), a red chip company listed on the Main Board of the SEHK for the years of 1993 to 1995, respectively. During 2003 to 2004, Mr. Chew served as China advisor of University of Wales, UK and Binary University College, Malaysia, respectively, principally responsible for recruiting overseas students from China for the universities. From March 2006 to September 2008, he was appointed by another Main Board company, Uni-Bio Science Group Limited (0690.HK) as group general manager and subsequently promoted to become group advisor from 2007. From December 2011 to April 2014, he served as corporate finance advisory manager of Deloitte & Touche Financial Advisory Services Limited (“Deloitte”). During his tenure in Deloitte, he principally worked in Shenzhen, China and provided advisory services to both corporate and private clients on mergers and acquisitions (M&A) or securities listing projects. Since November 2014, Mr. Chew has served as a director of various companies listed on the Main Board or the Growth Enterprise Market (the “GEM”) of the SEHK. From November 2014 to May 2015, Mr. Chew was appointed as a non-executive director and chairman of the board of the directors (the “BOD”) by a Main Board company, Golden Shield Holdings (Industrial) Limited (2123.HK), primarily responsible for overseeing the company’s restructuring exercise and legal proceedings. From May 2014 to April 2016, he was appointed as an executive director and chairman of the BOD of hmvod Limited (formerly known as, “Tai Shing International (Holdings) Limited”), a company listed on the GEM of the SEHK (8103.HK). From March 2017 to November 2022, he was appointed as an executive director of another Main Board company, Natural Dairy (NZ) Holdings Limited (0462.HK) and primarily responsible for restructuring of the company. From July 2021 to May 2022, Mr. Chew served Solomon Financial Press Limited, a subsidiary of the GEM company, Jisheng Group Holdings Limited (8133.HK) as Chief Operating Officer for the period of July 2021 to February 2022 and subsequently transferred to be Chief Investment Officer. Since October 2023, Mr. Chew has served as an independent and non-executive director of Imperial Pacific International Holding Limited (1076.HK), a company listed on the Main Board of the SEHK. Mr. Chew earned a Doctor of Philosophy (PhD) degree in business administration from Nueva Ecija University of Science and Technology (NEUST) in Republic of the Philippines in 2013. Mr. Chew brings to the Board his extensive experience in mergers and acquisitions, corporate management, advisory and restructuring.

Han, Mean Kwong, age 69, joined us as an Independent Director of the Company on March 1, 2024. Mr. Han is a Chartered Accountant with the Chartered Accountants Australia and New Zealand and the Malaysian Institute of Accountants. Mr. Han has 50 years of experience in accounting, auditing, taxation, consulting, and training. He started his career at Yuen Tang & Co., a Malaysian CPA firm from March 1974 to June 1976 as an articled clerk and subsequently moved to another Malaysian CPA firm, Larry Seow & Co. as audit and tax assistant from July 1976 to September 1979. From October 1979 to August 1981, he served as assistant accountant of UMW (Malaya) Sdn. Bhd., a heavy equipment distributer in Malaysia. From September 1981 to March 1983, he served as accountant of Tampoi Oil Products Sdn. Bhd., a palm oil refinery in Malaysia. From February 1990 to March 1992, he served as financial controller at San Hin Welding & Construction Sdn. Bhd., a construction company in Brunei. He served as principal of a CPA firm in Malaysia, C T Lim & Co. from January 1998 to December 2002. Mr. Han established his own consulting company, Serba Management Services Sdn. Bhd. in Malaysia, providing management consulting and company secretarial services from April 1983 to December 1997. Since January 2003, he established another consulting company, Arrow Training Sdn. Bhd. in Malaysia, principally providing training, finance, and human resources services. He has also provided corporate advisory and training services on a freelance basis since April 2013. Mr. Han earned a bachelor’s degree of commerce in accounting from Nelson Marlborough Institute of Technology in New Zealand in 1996. Mr. Han brings to the Board of Directors his extensive experience in accounting, auditing, taxation, consulting, and training.

Wong, Christopher Yu Nien, age 49, joined us as an Independent Director of the Company on June 1, 2024. Mr. Wong is a Chartered Member (Chartered MCSI) of the Chartered Institute of Securities & Investment (CISI), United Kingdom (UK) and is a registered Trust and Estate Practitioner (TEP) of the Society of Trust and Estate Practitioners (STEP). Mr. Wong was conferred the Knight Companion of The Most Esteemed Order of the Crown of Pahang, Darjah Indera Mahkota Pahang (DIMP) for his rendering meritorious service to the State of Pahang in Malaysia and carries the title Dato’. From 1999 to 2002, Mr. Wong worked in Hong Kong as a registered foreign lawyer in the global capital markets practice group in a global law firm, Allen & Overy. In 2001, he called to the English Bar as a barrister-at-law with The Honourable Society of Lincoln’s Inn. For the next decade from 2002 to 2011, he worked as transaction and execution counsel in a global European financial institution, Deutsche Bank AG (Deutsche Bank) and served as a director of one of Deutsche Bank’s branch companies in Hong Kong, DB Trustees (Hong Kong) Limited. From 2011 to 2020, he moved to The Bank of New York Mellon (BNY Mellon), a global US trust and custody bank, initially served as managing director and associate general counsel responsible for the bank’s issuer and collateral support legal teams in Asia Pacific and subsequently was promoted to become Asia Pacific head of relationship management for the bank’s corporate trust business in the Asia Pacific region. He also served as a director of one of BNP Mellon’s branch companies in Hong Kong, BNY Mellon Trustee Company (Hong Kong) Limited. From 2020 to 2021, Mr. Wong served as general counsel in Claritas HealthTech Pte. Ltd., an emerging Artificial Intelligence (AI) Healthtech startup company in Singapore. During 2021 to 2023, he served as Head of Capital Markets North Asia of Intertrust Group, a European corporate service firm as founder of its capital markets and corporate trust business in North Asia based in Hong Kong, building a new client base and servicing platform from ground-up, covering client segments such as investment banks, sovereign agencies, regulatory technology (RegTech) companies and financial technology (FinTech) companies. Mr. Wong founded FYDUS Group, a fiduciary and professional solution provider in Asia and the Middle East and has served as Chief Commercial Officer since 2023.Mr. Wong was admitted as an Advocate and Solicitor of the High Court of Malaya in December 2021. He has been a partner of a legal firm in Kuala Lumpur, Malaysia Chow Kok Leong & Co. with a focus on cross-border banking, trust, and capital markets transactions since early 2024.Currently, Mr. Wong serves on the board of Bauhinia ILBS 1 Limited, the first Hong Kong public listed company sponsored by a Hong Kong government agency to issue the first Hong Kong-listed asset-backed securities based on infrastructure project loans. Mr. Wong was awarded a Bachelor of Laws (LLB) degree from the University of Leicester, UK in July 1997. Mr. Wong brings to the Board of Directors his extensive knowledge and experience in cross-border banking, trust, and capital markets.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has reviewed the independence of our directors, applying the NASDAQ independence standards. Based on this review, the Board of Directors determined that each of Ms. Chuchottaworn, Mr. Chew, Mr. Han and Mr. Wong are independent within the meaning of the NASDAQ rules. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Meetings

During calendar year 2023, our Board did not hold any meetings but acted by written consent two (2) times. Each director signed all written consents and applicable committee meetings held during calendar year 2023. The work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s business through the review of documents and in numerous communications among Board members and others.

Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the stockholders. We expect all of our directors to attend our 2024 Annual Stockholders Meeting.

Committees of Our Board

Audit Committee

Our Audit Committee was established on March 23, 2016 and is currently comprised of our independent directors: Mr. Han (Chairman), Ms. Chuchottaworn, Mr. Chew and Mr. Wong. Mr. Han is Chair of the Audit Committee and he qualifies as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. The Audit Committee held ten (10) meetings during 2023, four (4) of the meetings were held after each quarter end or year end with our external auditor for discussing any significant financial reporting or audit issues before filing of Form 10-Qs or Form 10-K, the remaining six (6) meetings were discussing about the progress of our internal controls system.

According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c). A copy of the Audit Committee Charter is available on our website at greenprocapital.com. The Audit Committee Charter describes the primary functions of the Audit Committee, including the following:

●	Oversee the Company’s accounting and financial reporting processes;

●	Oversee audits of the Company’s financial statements;

●	Discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

●	Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements.

●	Recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

●	Meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

●	Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

●	Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and

●	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Our Annual Report on Form 10-K was filed with the SEC on March 28, 2024.

Submitted by members of the Audit Committee:

Louis Ramesh Ruben (Chairman)*

Chuchottaworn Srirat

Glendening Brent Lewis**

Bringuier Christophe Philippe Roland***

* Louis Ramesh Ruben resigned from the Audit Committee and the Company’s Board of Directors effective on April 30, 2024.

** Glendening Brent Lewis resigned from the Audit Committee and the Company’s Board of Directors effective on December 31, 2023.

*** Bringuier Christophe Philippe Roland resigned from the Audit Committee and the Company’s Board of Directors effective on May 31, 2024.

Compensation Committee

Our Compensation Committee was established on March 17, 2017 and currently consists of Mr. Chew, Mr. Han and Mr. Wong. Mr. Chew serves as chairman of the Compensation Committee. The Compensation Committee held one (1) meeting during 2023. The Compensation Committee will be responsible for, among other matters:

●	reviewing and approving, or recommending to the Board of Directors to approve the compensation of our CEO and other executive officers and directors reviewing key employee compensation goals, policies, plans and programs;

●	administering incentive and equity-based compensation;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	appointing and overseeing any compensation consultants or advisors.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee was established on March 17, 2017 and currently consists of Mr. Han, Mr. Chew and Mr. Wong. Mr. Han serves as chairman of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee held one (1) meeting during 2023. The Corporate Governance and Nominating Committee will be responsible for, among other matters:

●	selecting or recommending for selection candidates for directorships;

●	evaluating the independence of directors and director nominees;

●	reviewing and making recommendations regarding the structure and composition of our Board and the board committees;

●	developing and recommending to the board corporate governance principles and practices;

●	reviewing and monitoring the Company’s Code of Business Conduct and Ethics; and

●	overseeing the evaluation of the Company’s management.

Identifying and Evaluating Nominees

In considering candidates for membership on the Board of Directors, the Corporate Governance and Nominating Committee will take into consideration the needs of the Board of Directors and the candidate’s qualifications. The Corporate Governance and Nominating Committee will request such information as:

●	The name and address of the proposed candidate;

●	The proposed candidates resume or a listing of his or her qualifications to be a director of the Company;

●	A description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

●	A confirmation of such person’s willingness to serve as a director if selected by the Board of Directors; and

●	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company’s proxy statement if such person were a nominee.

Once a person has been identified by the Corporate Governance and Nominating Committee as a potential candidate, the Corporate Governance and Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Corporate Governance and Nominating Committee believes that the candidate has the potential to be a good candidate, the Corporate Governance and Nominating Committee would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Corporate Governance and Nominating Committee may be considering. The Corporate Governance and Nominating Committee’s evaluation process does not vary based on whether the candidate is recommended by a shareholder.

The Corporate Governance and Nominating Committee will, from time to time, seek to identify potential candidates for director nominees and will consider potential candidates proposed by the Board of Directors and by management of the Company. There is no specific board diversity policy in place presently.

Communications with Our Board

Stockholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of Greenpro Capital Corp.

c/o Corporate Secretary

B-23A-02, G-Vestor Tower,

Pavilion Embassy, 200 Jalan Ampang,

50450 W.P. Kuala Lumpur, Malaysia

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Board Leadership Structure and Role in Risk Oversight

Mr. Loke, Che Chan Gilbert holds the positions of chief financial officer and chairman of the Board of Directors of the Company. The Board believes that Mr. Loke’s services as both chief financial officer and chairman of the Board is in the best interest of the Company and its shareholders. Mr. Loke possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees and customers.

The Board of Directors has not designated a lead director. Given the limited number of directors comprising the Board of Directors, the independent directors call and plan their executive sessions collaboratively and, between meetings of the Board of Directors, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors.

Management is responsible for assessing and managing risk, subject to oversight by the Board of Directors. The Board of Directors oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise.

●	The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The audit committee further discusses our policies with respect to risk assessment and management with respect to financial reporting.

●	The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

●	The Corporate Governance and Nominating Committee overviews risks relating to our governance policies and initiatives.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

No executive officer or director has been involved in the last ten years in any of the following:

●	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

●	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member).

Certain Relationships and Related Transactions

Except as set forth below, we have not been a party to any transaction since January 1, 2022, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Our policy is that a contract or transaction either between the Company and a director, or between a director and another company in which he is financially interested is not necessarily void or void-able if the relationship or interest is disclosed or known to the Board of Directors and the Board of Directors is entitled to vote on the issue.

Transactions with certain companies which Greenpro Venture Capital Limited or Greenpro Resources Limited owns certain percentage of their company shares and companies that we have determined that we can significantly influence based on our common business relationships.

During 2023, related party service revenue principally includes service revenue generated from Angkasa-X Holdings Corp. of $354,116, catTHIS Holdings Corp. of $326,195, Leader Capital Holdings Corp. of $258,250, Simson Wellness Tech. Corp. of $191,218 and Hypercube Inc. of $140,000, in aggregate representing approximately 89% of the related party service revenue and 38% of the service revenue for the year ended December 31, 2023.

During 2022, related party service revenue principally includes service revenue generated from Jocom Holdings Corp. of $320,000 and Falcon Certified Public Accountants Limited of $142,049, in aggregate representing approximately 69% of the related party service revenue and 17% of service revenue for the year ended December 31, 2022, respectively.

For the years ended December 31, 2023, and 2022, cost of service revenue to related party, SEATech Ventures Corp. was $23,280 and $0, respectively.

For the years ended December 31, 2023, and 2022, related party expenses in general and administrative totaled $122,880 and $193,802, respectively.

During 2023, related party general and administrative expenses include computer expenses paid to First Bullion Holdings Inc. of $21,780, consulting fees paid to Ms. Yap, Pei Ling, spouse of our Chief Executive Officer, Mr. Lee, Chong Kuang, of $37,799 and her wholly owned company, Bright Interlink Sdn. Bhd. of $15,762, management fees paid to Greenpro Global Capital Village Sdn. Bhd. of $44,475 and marketing expenses paid to catTHIS Holdings Corp. of $3,064.

During 2022, related party general and administrative expenses principally include consulting fees paid to Ms. Yap, Pei Ling of $42,895 and her wholly owned company, Bright Interlink Sdn. Bhd. of $16,334 and marketing expenses paid to SEATech Ventures Corp. of $120,000.

Impairment of other receivable from related parties, Greenpro KSP Holding Group Company Limited was $60,000 and Greenpro Titan Capital Limited was $606,250 for the years ended December 31, 2023, and 2022 respectively.

Impairment of related party investments was $4,982,000 and $4,208,029 for the years ended December 31, 2023, and 2022, respectively.

During 2023, impairment of related party investments includes impairment from investment of Millennium Fine Art Inc. of $4,000,000, Ata Plus Sdn. Bhd. of $736,000 and First Bullion Holdings Inc. of $246,000, respectively.

During 2022, the impairment of related party investments includes impairment from investment of First Bullion Holdings Inc. of $2,043,500, Innovest Energy Fund of $1,532,400, New Business Media Sdn. Bhd. of $329,120, Adventure Air Race Company Limited of $249,385, Greenpro Trust Limited of $39,632 and Ata Plus Sdn. Bhd. of $13,992, respectively.

A reversal of impairment of related party investment, Innovest Energy Fund was $6,882,000 and $0 for the years ended December 31, 2023, and 2022, respectively.

For the years ended December 31, 2023, and 2022, related party other income was $47,609 and $5,850, respectively.

During 2023, the related party other income includes other income generated from Acorn Finance Limited of $8,862, Greenpro Trust Limited of $5,747 and SEATech Ventures Corp. of $33,000, respectively.

During 2022, the related party other income principally includes other income generated from Acorn Finance Limited of $4,494.

Net accounts receivable from related parties was $0 and $129,292 as of December 31, 2023, and 2022, respectively.

As of December 31, 2022, the net accounts receivable from related parties was principally from Jocom Holdings Corp. of $96,000 and Simson Wellness Tech. Corp. of $33,250, respectively.

Prepayment to related party, First Bullion Holdings Inc. was $0 and $80,000 as of December 31, 2023, and 2022, respectively.

Amounts due from related parties were $750,860 and $265,772 as of December 31, 2023, and 2022, respectively. Amounts due to related parties were $389,274 and $448,251 as of December 31, 2023, and 2022, respectively.

As of December 31, 2023, amounts due from related parties mainly include the amount due from Greenpro Global Capital Village Sdn. Bhd. of $723,889, while amounts due to related parties mainly include the amount due to the noncontrolling interests of our 60% ownership subsidiary, Forward Win International Limited of $336,636.

As of December 31, 2022, amounts due from related parties mainly include the amount due from Greenpro Global Capital Village Sdn. Bhd. of $200,000 and the amount due from Greenpro KSP Holding Group Company Limited of $60,000, while the amounts due to related parties mainly include the amount due to our noncontrolling interests in Forward Win International Limited of $390,333 and the amount due to Falcon Certified Public Accountants Limited of $47,135, respectively.

Deferred costs of revenue to related party were $0 and $11,640 as of December 31, 2023, and 2022, respectively while deferred revenue from related parties was $157,500 and $849,400 as of December 31, 2023, and 2022, respectively.

As of December 31, 2022, deferred costs of revenue to related party were $11,640 associated with SEATech Ventures Corp.

As of December 31, 2023, deferred revenue from related parties includes Ata Plus Sdn. Bhd. of $15,800, REBLOOD Biotech Corp. of $60,000 and Celmonze Wellness Corporation of $81,700, respectively.

As of December 31, 2022, deferred revenue from related parties includes Ata Plus Sdn. Bhd. of $15,800, REBLOOD Biotech Corp. of $60,000, Angkasa-X Holdings Corp. of $116,400, Leader Capital Holdings Corp. of $100,000, catTHIS Holdings Corp. of $224,000, Simson Wellness Tech. Corp. of $193,200 and Hypercube Inc. of $140,000.

As of December 31, 2023, and 2022, other investments in related parties were $100,106 and $5,406,106, respectively.

As of December 31, 2023, related party investments mainly include New Business Media Sdn. Bhd. of $82,000 and Greenpro Trust Limited of $11,981.

As of December 31, 2022, related party investments mainly include New Business Media Sdn. Bhd. of $82,000, Greenpro Trust Limited of $11,981, Millennium Fine Art Inc. of $4,000,000, Ata Plus Sdn. Bhd. of $736,000, Innovest Energy Fund of $324,000 and First Bullion Holdings Inc. of $246,000.

Our related parties are mainly those companies in which Greenpro Venture Capital Limited or Greenpro Resources Limited owns a certain number of shares or certain percentage of interest in those companies, or the Company can exercise significant influence over those companies’ financial and operating policy decisions. Some of the related parties are either controlled by or under common control of Mr. Loke, Che Chan Gilbert or Mr. Lee, Chong Kuang, executive officers and directors of the Company.

All these related party transactions are generally transacted at an arm’s-length basis at the current market value in the normal course of business (see Note 13 to the audited financial statements included in our Annual Report on Form 10-K for the year ending December 31, 2023).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% stockholders were met during the year ended December 31, 2023; except for the following:

Name	Late Reports	Transactions Covered	Number of Shares
Chen, Yanhong	Form 4	Common Stock	2,640

EXECUTIVE COMPENSATION

Summary Compensation Table

Set forth below is information regarding the compensation paid during the years ended December 31, 2023, and 2022 to our Principal Executive Officer and Principal Financial Officer, who are collectively referred to as “named executive officers” elsewhere in this Proxy Statement.

Name and Principal Position	Year	Salary ($)	Other Compensation ($)	Total ($)

Lee, Chong Kuang	2023	299,000	26,000	325,000
Chief Executive Officer and President	2022	299,000	26,000	325,000

Loke, Che Chan Gilbert	2023	299,000	26,000	325,000
Chief Financial Officer, Secretary and Treasurer	2022	299,000	26,000	325,000

Employment Agreements

Each of Mr. Loke, Che Chan Gilbert, our Chief Financial Officer, Secretary, Treasurer and Director, and Mr. Lee, Chong Kuang, our Chief Executive Officer and Director, signed an employment agreement on July 28, 2020. The employment agreement came into effect on September 1, 2020, and would expire on August 31, 2023. The terms of the agreement were the same as those of the previous employment agreements.

Under the terms of the agreement, each of Messrs. Loke and Lee was entitled to receive a monthly salary of $13,000 and a monthly housing allowance of $2,000, plus one month’s additional salary and housing allowance by the end of each year. All of these were payable in the equivalent amount of Hong Kong Dollars. Any variances were mainly due to fluctuation of currency exchange.

On January 28, 2021, each of Messrs. Loke and Lee signed a revised employment agreement. The terms of the revised employment agreements, except the monthly salary was increased to $23,000 effective January 1, 2021, are the same as that of the 2020 employment agreements.

On August 31, 2023, each of Mr. Loke, Che Chan Gilbert, our Chief Financial Officer, Secretary, Treasurer and Director, and Mr. Lee, Chong Kuang, our Chief Executive Officer and Director, signed a new employment agreement. The employment agreement came into effect on September 1, 2023, and would expire on August 31, 2026. The terms of the agreement were the same as those of the previous employment agreements.

Messrs. Loke and Lee are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with their services on our behalf. The employment agreements also contain normal and customary terms relating to confidentiality, indemnification, non-solicitation, and ownership of intellectual property.

Outstanding Equity Awards at Fiscal Year-End

None.

Director Compensation

During the fiscal years ended December 31, 2023, and 2022, we provided monthly compensation to our independent directors as follows: Ms. Chuchottaworn, Srirat of $1,000, Mr. Louis, Ramesh Ruben (our former director) of $1,700, Mr. Glendening, Brent Lewis (our former director) of $1,250 and Mr. Bringuier, Christophe Philippe Roland (our former director) of $1,000.

All the independent directors are also the members of Audit Committee.

We currently have no plan for compensating our executive directors for their services in their capacity as directors, although we may elect to issue stock options or provide cash compensation to such persons from time to time in the future. However, we are compensating the independent directors who serve on the Board. These independent directors are entitled to the reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Our Board of Directors unanimously recommends that you vote “FOR” all of the nominees listed above.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has appointed JP CENTURION & PARTNERS PLT (“Centurion”) to audit our consolidated financial statements for the fiscal year ending December 31, 2024. Centurion has served as our independent registered public accounting firm since July 21, 2021. We do not expect representatives of Centurion to be present at our annual meeting of the shareholders.

We are not required to submit the selection of our independent registered public accounting firm for stockholder approval. If the stockholders do not ratify the selection of Centurion as our independent auditors for the fiscal year ending December 31, 2024, our Board of Directors will evaluate what would be in the best interests of the Company and our stockholders and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

Audit Fees

The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by our current principal accountants.

ACCOUNTING FEES AND SERVICES	2023	2022

Audit fees	$165,000	$165,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-

Total	$165,000	$165,000

The category of “Audit fees” includes fees for our annual audit, quarterly reviews and services rendered in connection with regulatory filings with the SEC, such as the issuance of comfort letters and consents.

The category of “Audit-related fees” includes employee benefit plan audits, internal control reviews and accounting consultation.

The category of “Tax services” includes tax compliance, tax advice, tax planning.

The category of “All other fees” generally includes advisory services related to accounting rules and regulations.

The policies and procedures contained in the Audit Committee Charter provide that the Committee must pre-approve the audit services, audit-related services and non-audit services provided by the independent auditors and the provision for such services by JP Centurion & Partners PLT (2023: $165,000 and 2022: $165,000) was compatible with the maintenance of the firm’s independence in the conduct of its audits.

Pre-approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. Our Audit Committee has adopted certain pre-approval policies and procedures which were filed as Exhibit 99.2 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 30, 2020.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the appointment of JP CENTURION & PARTNERS PLT as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by the Company by June 19, 2025. The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s Board of Directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by September 2, 2025. The form and substance of these proposals must satisfy the requirements established by the Company’s Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

DELIVERY OF PROXY MATERIALS

Our annual report to stockholders for the fiscal year ended December 31, 2023, including audited financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for fiscal 2023 are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact the Company’s Secretary at B-23A-02, G-Vestor Tower, Pavilion Embassy, 200 Jalan Ampang, 50450 W.P. Kuala Lumpur, Malaysia or by telephone at +603 8408 - 1788. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

The Company’s common stock is listed on The Nasdaq Capital Market and trades under the symbol “GRNQ”.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

GREENPRO CAPITAL CORP.

TO BE HELD ON NOVEMBER 22, 2024

Unless otherwise specified, this proxy will be voted FOR Proposals 1 and 2. The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

1) Chew, Chee Wah 2) Chuchottaworn, Srirat 3) Han, Mean Kwong 4) Lee, Chong Kuang 5) Loke, Che Chan Gilbert 6) Sheth, Prabodh Kumar Kantilal H. 7) Wong, Christopher Yu Nien

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

2. RATIFICATION OF INDEPENDENT ACCOUNTANTS

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: __________, 2024

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Greenpro Capital Corp.

Annual Meeting of Stockholders

NOVEMBER 22, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on November 22, 2024

The undersigned, hereby appoints Lee, Chong Kuang, Chief Executive Officer, with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $0.0001 per share, of Greenpro Capital Corp. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on November 22, 2024, at 10:00 a. m. local time the offices of B-23A-02, G-Vestor Tower, Pavilion Embassy, 200 Jalan Ampang, 50450 W.P. Kuala Lumpur, Malaysia , upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of JP CENTURION & PARTNERS PLT (“Centurion”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024, in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on November 22, 2024 at 10:00 a.m. (Local Time). ☐

(Continued and to be signed on Reverse Side)